Finance Receivables	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Finance Receivables
Finance Receivables
Finance receivables consist of receivables in relation to sales-type leases. The following table lists the components of the finance receivables as of December 31, 2015 and 2014:

As of December 31	2014	2015
(in thousands)	EUR	EUR
Finance receivables, gross	256,703	411,654
Unearned interest	(5,355)	(7,095)
Finance receivables, net	251,348	404,559
Current portion of finance receivables, gross	198,803	285,966
Current portion of unearned interest	(2,716)	(5,443)
Non-current portion of finance receivables, net	55,261	124,036

The increase in finance receivables as of December 31, 2015 compared to December 31, 2014 was caused by an increased number of sales-type leases compared to prior year. At December 31, 2015, finance receivables due for payment in each of the next 5 years and thereafter are as follows:

(in thousands)	EUR

2016	285,966
2017	110,388
2018	15,300
2019	—
2020	—
Thereafter	—
Finance receivables, gross	411,654

We perform ongoing credit evaluations on our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, the aging of the finance receivables balances, and current economic conditions that may affect a customer’s ability to pay. In 2015, 2014 and 2013 we did not record any expected credit losses from finance receivables. As of December 31, 2015, the finance receivables were neither past due nor impaired.